UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2025

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

301 Grant Street, Suite 2000, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors.

This Current Report on Form 8-K/A by the Federal Home Loan Bank of Pittsburgh (“Bank”) amends the Current Report on Form 8-K filed on November 21, 2025, in order to add information about the standing Committees of the Bank’s Board of Directors (“Board”) on which the elected and re-elected Directors shall serve in 2026.

On December 11, 2025, the Board approved:

1) Joseph W. Major, Founder, Chairman of the Board and Chief Executive Officer of The Victory Bank to serve as Chair of the Enterprise Risk Management Committee, Vice Chair of the Governance and Public Policy Committee and to serve on the Human Resources/OMWI and Executive Committees;

2) Mr. Charles (Charlie) B. Crawford, Jr., Chairman & CEO of Hyperion Bank to serve on the Audit, Finance and Enterprise Risk Management Committees;

3) Mr. Thomas H. Murphy, Chief Transformation Officer, University of Pennsylvania, to serve as Chair of the Operational Risk Committee and to serve on the Governance & Public Policy, Enterprise Risk Management and the Executive Committees.

In addition, the Board approved the following standing Board Committee assignments for 2026 for all other directors. Accordingly, the composition of each standing Committee of the Board for 2026 will be:

AUDIT

Mr. James V. Dionise, Chair

Ms. Blanch L Jackson, Vice Chair

Mr. Nathaniel S. Bonnell

Mr. Charles (Charlie) B. Crawford, Jr.

Ms. Angel L. Helm

ENTERPRISE RISK MANAGEMENT

Mr. Joseph W. Major, Chair

Ms. Sheryl L. Jordan, Vice Chair

This is a Committee of the whole Board.

FINANCE

Ms. Angel L. Helm, Chair

Mr. James V. Dionise, Vice Chair

Mr. Nathaniel S. Bonnell

Mr. Charles (Charlie) B. Crawford, Jr.

GOVERNANCE & PUBLIC POLICY

Dr. Howard B. Slaughter, Jr., Chair

Mr. Joseph W. Major, Vice Chair

Ms. Sheryl L. Jordan

Mr. Thomas H. Murphy

HUMAN RESOURCES/OMWI

Ms. Jeane M. Vidoni, Chair

Mr. Romulo L. Diaz, Jr., Esq., Vice Chair

Mr. Joseph W. Major

Ms. Sheryl L. Jordan

MEMBER, CREDIT AND COMMUNITY INVESTMENT COMMITTEE

Mr. Glenn R. Brooks, Chair

Ms. Blanch L. Jackson, Vice Chair

Mr. Romulo L. Diaz, Jr., Esq.

Ms. Jeane M. Vidoni

OPERATIONAL RISK

Mr. Thomas H. Murphy, Chair

Mr. Glenn R. Brooks, Vice Chair

Dr. Howard B. Slaughter, Jr.

EXECUTIVE

Mr. Brendan J. McGill, Chair

Ms. Louise M. Herrle, Vice Chair

Mr. Glenn R. Brooks

Mr. James V. Dionise

Ms. Angel L. Helm

Mr. Joseph W. Major

Mr. Thomas H. Murphy

Dr. Howard B. Slaughter, Jr.

Ms. Jeane M. Vidoni

On December 11, 2025, Mr. Brendan J. McGill was re-elected Board Chair for the term beginning January 1, 2026 and ending December 31, 2027 and Ms. Louise M. Herrle was re-elected Board Vice Chair for the same term. Mr. McGill and Ms. Herrle are voting members of the Executive and Enterprise Risk Management Committees and ex officio non-voting members of the other Board standing Committees.

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SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

December 17, 2025	By:	/s/ John A. Ott
Name: John A. Ott
Title: General Counsel, Corporate Secretary & Ethics Officer